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Exhibit 24.2 Consent of Arthur Andersen LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 25, 2000 included in Neoware Systems, Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our Firm included in this Registration Statement.


                                                /s/ Arthur Andersen LLP


Philadelphia, PA
  February 28, 2001